CONFIDENTIAL

                       NOT TO BE REPRODUCED OR DISTRIBUTED



                       Memorandum No. ___________________

                  Name of Offeree : __________________________



                          PRIVATE PLACEMENT MEMORANDUM

                              WhatsOnline.com, Inc.

                      (a Nevada Corporation) (" Company ")

      1,500,000 Common Shares and 3,000,000 Common Share Purchase Warrants
                                $.00001 Par Value
                                 $1.00 Per Share
     Warrant exercisable at $1.00 per Share expiring on November 23rd, 2004



                               MINIMUM INVESTMENT
                                 100,000 SHARES
                                   $100,000.00





                          Principal Executive Offices:
                          15 Wertheim Court, Suite 311
                         Richmond Hill, Ontario L4B 3H7

                                 (604) 659-5003

               The date of this Memorandum is November 23rd, 1999

                              WhatsOnline.com, Inc.

Type of securities offered :        Shares of the Company's common stock, $0.00001 par value.

Number of Units offered :           1,500,000 Shares and 3,000,000 Warrants

Price per security :                $1.00 per share. Warrants exercisable at $1.00 per Share up until
                                    November 23rd, 2004.

Total proceeds :                    If all shares sold :  $1,500,000. If all warrants exercised
                                    $4,500,000.00.


Is a commissioned selling agent selling the securities in this offering ?

                  [    ]  Yes                        [ X ]  No

If yes , what percent is commission of price to public ?

Is there other compensation to selling agent(s) ?

                  [    ]  Yes                        [ X ]  No

Is there a finder's fee or similar payment to any person ?

                  [    ]  Yes                        [ X ]  No

Is there an escrow of proceeds until minimum is obtained ?

                  [    ]  Yes                        [ X ]  No

Is this offering limited to members of a special group, such as employees of the Company or individuals ?

                  [    ]  Yes                        [ X ]  No

Is transfer of the securities restricted ?

                  [    ]  Yes                        [ X ]  No

THIS OFFERING OF SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE. THE OFFERING WILL TERMINATE UPON THE EARLIER OF ALL OF THE SHARES OR DECEMBER 31st, 1999. THE COMPANY IS NOT REQUIRED TO SELL ANY MINIMUM NUMBER OF SHARES IN ORDER TO SELL SHARES IN THE OFFERING. THE COMPANY MAY, IN ITS DISCRETION, CONDUCT MULTIPLE CLOSINGS. ( SEE " DESCRIPTION OF THE OFFERING." )

THIS MEMORANDUM HAS BEEN PREPARED SOLELY FOR USE IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SHARES OFFERED HEREBY AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. THE OFFEREE AGREES TO RETURN TO THE COMPANY THIS MEMORANDUM AND ALL ATTACHMENTS AND RELATED DOCUMENTATION IF THE OFFEREE DOES NOT SUBSCRIBE TO PURCHASE SHARES IN THE OFFERING.

THESE SECURITIES ARE BEING OFFERED ONLY TO INVESTORS WHO THE OFFEROR BELIEVES HAVE THE QUALIFICATIONS NECESSARY TO PERMIT THE SECURITIES TO BE OFFERED AND SOLD UNDER APPLICABLE EXEMPTIONS FROM REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE STATUTES. THE OFFEROR WILL BE THE SOLE JUDGE OF WHETHER AN INVESTOR POSSESSES SUCH QUALIFICATIONS. NOTWITHSTANDING DELIVERY OF THIS MEMORANDUM AND ASSOCIATED DOCUMENTATION, THE OFFEROR DOES NOT INTEND TO EXTEND AN OFFER TO SELL OR TO SOLICIT AN OFFER TO BUY THESE SECURITIES UNTIL THE OFFEROR DETERMINES THAT THE OFFEREE IS QUALIFIED AND COMMUNICATES SUCH DETERMINATION TO INVESTORS IN WRITING. THE SHARES ARE BEING OFFERED IN A PRIVATE PLACEMENT TO A LIMITED NUMBER OF INVESTORS. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT PERMITTED UNDER APPLICABLE LAW OR ANY FIRM OR INDIVIDUAL WHO DOES NOT POSSESS THE QUALIFICATIONS DESCRIBED IN THIS MEMORANDUM.

THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE SECURITIES LAWS OF FLORIDA OR OTHER STATES, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THERE IS NO PUBLIC MARKET FOR SECURITIES OF THE COMPANY. EVEN IF SUCH MARKET EXISTED, PURCHASERS OF SHARES WILL BE REQUIRED TO REPRESENT THAT THE SHARES ARE BEING ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO SALE OR DISTRIBUTION, AND PURCHASERS WILL NOT BE ABLE TO RESELL THE SHARES UNLESS THE SHARES ARE REGISTERED UNDER THE ACT AND QUALIFIED UNDER THE APPLICABLE STATE STATUTES (UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE). PURCHASERS OF THE SHARES SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE PURCHASE OF THESE SECURITIES WILL ENTAIL A HIGH DEGREE OF RISK. THESE SECURITIES ARE SUITABLE ONLY FOR PERSONS WHO HAVE SUBSTANTIAL FINANCIAL RESOURCES AND HAVE NO LIQUIDITY IN THIS INVESTMENT. NO ONE SHOULD INVEST IN THE SHARES WHO IS NOT PREPARED TO LOSE THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CONSIDER CAREFULLY THE RISK FACTORS INDICATED UNDER " RISK FACTORS."

INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM OR ANY COMMUNICATION, WHETHER WRITTEN OR ORAL, FROM THE COMPANY, ITS FOUNDERS, MANAGEMENT, EMPLOYEES OR AGENTS, AS LEGAL, TAX, ACCOUNTING OR OTHER EXPERT ADVICE. EACH INVESTOR SHOULD CONSULT THEIR OWN COUNSEL, ACCOUNTANT AND OTHER
PROFESSIONAL ADVISORS AS TO LEGAL,TAX, ACCOUNTING, AND RELATED MATTERS CONCERNING HIS INVESTMENT AND ITS SUITABILITY FOR THEM.

NO PERSON (OTHER THAN OFFICERS OF THE COMPANY TO WHOM REQUESTS ARE DIRECTED FOR ADDITIONAL INFORMATION CONCERNING THIS OFFERING) IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS (WHETHER ORAL OR WRITTEN) IN CONNECTION WITH THIS OFFERING EXCEPT SUCH INFORMATION AS IS CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM AND THE ATTACHMENTS THERETO AND DOCUMENTS REFERRED TO HEREIN . ONLY INFORMATION OR REPRESENTATIONS CONTAINED HEREIN AND THEREIN MAY BE RELIED UPON AS HAVING BEEN AUTHORIZED.

THE SECURITIES OFFERED HEREBY WILL BE SOLD TO SUBJECT TO THE STOCK SUBSCRIPTION AGREEMENT ATTACHED AS ATTACHMENT A OF THIS MEMORANDUM, WHICH CONTAINS CERTAIN
REPRESENTATIONS, WARRANTIES, TERMS AND CONDITIONS. EACH INVESTOR SHOULD CAREFULLY REVIEW THE PROVISIONS OF THE SUBSCRIPTION AGREEMENT BEFORE INVESTING.

This Company :

[    ]  Has never conducted operations.
[  X ]  Is in the development stage.
[    ]  Is currently conducting operations.
[    ]  Has shown a profit in the last fiscal year.
[    ]  Other ( Specify )  ______________________

 ( Check at one , as appropriate )

This offering has been registered for offer and sale in the following states :

State                      State  File No                        Effective  Date



                                TABLE OF CONTENTS

Cover Page                                                                     1
Disclosure Statements                                                          2
Table of Contents                                                              5
Summary of the Offering                                                        6
The Company                                                                    7
Risk Factors                                                                   8
Use of Proceeds                                                               10
Description of Securities                                                     11
Terms of the Offering                                                         12
Directors, Officers and key Personnel of the Company                          13
Principal Stockholders                                                        14
Remuneration of Directors and Officers                                        14
Reports                                                                       14
Legal Matters                                                                 15
Litigation                                                                    15
Additional Information                                                        15
State Restrictions                                                         16-18

EXHIBITS

          Exhibit A            Subscription Agreement                      19-23


This is an original unpublished work protected under copyright laws of the United States and other countries. All Rights Reserved. Should publication occur, then the following notice shall apply: Copyright 1999 WhatsOnline.com, Inc. All Rights Reserved. No part of this document may be reproduced, stored in a retrieval system or transmitted, in any form or any means, electronic, mechanical, photocopying, recording or otherwise, without the prior written permission of WhatsOnline.com, Inc.

                             SUMMARY OF THE OFFERING

The following material is intended to summarize information contained elsewhere in this Memorandum. This summary is qualified in its entirety by express reference to the Memorandum and the exhibits referred to therein. Each prospective investor is urged to read this Memorandum in its entirety.

WhatsOnline.com, Inc, a Nevada corporation (the " Company "), is the issuer of the Shares. The address of the Company is 15 Wertheim Court, Suite 311, Richmond Hill, Ontario, L4B 3H7.

                                  The Offering

The Company is offering up to 1,500,000 of its common stock, par value $.00001 per share (the "Shares"), along with 3,000,000 common share purchase warrants. The Minimum investment for an Investor is 100,000 Shares or $100,000.00. The Company, in its sole discretion, may accept subscriptions for up to an aggregate of 1,500,000 or $1,500,000.00 until December 31st, 1999, or until such earlier date as the Company determines that this Offering shall be terminated. In its sole discretion, the Company may elect to terminate this Offering even if subscriptions for Shares have been received and accepted by the Company. See "Terms of the Offering" and "Subscription for Shares".

Company's Business
------------------

WhatsOnline.com, Inc. entered into the field of targeted Internet streaming with the launch of its portal EviewOnline.com. The Company's objective is to make available aggregated audio and video content, with particular emphasis on entertainment, news, sports, fashion and business. In April, 1999, the Company acquired the domain name www.whatsonline.com for $50,000 and merged the contents of EviewOnline.com into WhatsOnline.com.

As at September 30, 1999, the Company has not generated any revenues from WhatsOnline.com due to the early stage nature of the Company's business, and has incurred ongoing operating losses due to costs related to research, business development, website development, management and staff recruitment, development of advertising and marketing programs, and other costs associated with establishing corporate infrastructure necessary for developing an online asset such as WhatsOnline.com. The Company plans to use this infrastructure to develop additional Internet properties which can potentially add to the Company's future revenue potential.

Risk Factors
------------

The offering involves speculative investment with substantial risks, including those associated with an unproven start-up venture, and risks associated with the industry. Although the Company will use its best efforts to protect the investments of the Investors, there is no assurance that the Company's efforts will be successful. Accordingly, a prospective Investor should not view the Company or its officers, directors, employees or agents as guarantors of the financial success of an investment in the Shares. See "Risk Factors".

Limited Transferability of the Shares

The Shares have not been registered under the 1933 Act or the securities laws of any state. The Shares of common stock purchased pursuant to this Offering will be "restricted" shares because the shares are offered under Rule 505 and this offering is excluded from the provisions of Regulation D pertaining to restricted shares. This does not mean, however, that a public market does exist for the Shares. No market exists now and none is foreseen . See "Risk Factors" and "Terms of the Offering".

Limitation of Liability

Except for the amounts paid by Investors for their purchase of any Shares, and as required by Florida State law, no investor will be liable for any debts of the Company or be obligated to contribute any additional capital or funds to the Company. See " Risk Factors".

Suitability Standards

Each Investor must meet certain eligibility standards established by the Company for the purchase of the Shares. See "Terms of the Offering" and "Subscription for Shares".

Use of Proceeds

The Company plans to use the money received from this offering to further develop its business, hire additional personnel and for working capital. The funds will be deposited into an escrow account and shall be released to the Company on the earliest of December 31, 1999 or the closing of the Offering. No minimum amount of Shares is required to be sold.

                                   THE COMPANY

Exact corporate name:                        WhatsOnline.com, Inc.

State and date of incorporation:             Nevada
                                             July 14th, 1983

Street address of principal office:          15 Wertheim Court, Suite 311
                                             Richmond Hill, Ontario  L4B 3H7
                                             (604) 659-5003

Fiscal Year:                                 December 31.


                                    PRODUCTS

     In January, 1999, the Company entered into the field of targeted Internet streaming with the launch of its portal EviewOnline.com. The Company's objective is to make available aggregated audio and video content, with particular emphasis on entertainment, news, sports, fashion and business. In April, 1999, the Company acquired the domain name www.whatsonline.com for $50,000 and merged the contents of EviewOnline.com into WhatsOnline.com.

As at September 30, 1999, the Company had not generated any revenues from WhatsOnline.com due to the early stage nature of the Company's business, and had incurred ongoing operating losses due to costs related to research, business development, website development, management and staff recruitment, development of advertising and marketing programs, and other costs associated with establishing corporate infrastructure necessary for developing an online asset such as WhatsOnline.com. The Company plans to use this infrastructure to develop additional Internet properties which can potentially add to the Company's future revenue potential.

                               MATERIAL CONTRACTS

     None.

                              MARKETING APPROACHES

     The Company expects to market its online properties through direct mail, newspapers, magazines, radio and through online advertising using banner advertisements and e-mails.


                                  RISK FACTORS

     An investment in the Shares involves a high degree of risk. No prospective Investor should acquire the Shares unless he can afford a complete loss of his investment. The risks described below are those which the Company deems most significant as of the date hereof. Other factors which may have a material impact on the operations of the Company may not be foreseen. In addition to the other factors set forth elsewhere in this Memorandum, prospective Investors should carefully consider the following specific risk factors:


A.       OPERATING RISKS

General

     The economic success of an investment in the Shares depends, to a large degree, upon many factors over which the Company has no control. These factors include general economic, industrial and international conditions; inflation or deflation; fluctuation in interest rates; the availability of, and fluctuations in the money supply. The extent, type and sophistication of the Company's competition; and government regulations.

Development Stage Company

     The Company was organized in 1983 and has engaged in minimal business operations. Accordingly, the Company is a development stage company as defined by Statement of Financial Accounting Standards No.7.

Dependence on Key Personnel

     The Company's success will depend, in large part, upon the talents and skills of key management personnel. To the extent that any of its management personnel is unable or refuses to continue association with the Company, a suitable replacement would have to be found. There is no assurance that the Company would be able to find suitable replacements for such personnel, or that suitable person.

Lack of Adequate Capital

     Additional capital will be required in the Company's future operations. In the absence of any additional funding, the Company's operations may be affected negatively. Therefore, the Company's management will be careful and use its best judgement in directing the affairs of the Company in a manner that maximizes its chances of success and, accordingly, the best chances of raising future funding.

Inherent Business Risks

     The business that the Company plans to engage in involves substantial and inherent risks associated with a start-up and development company with limited financial resources.

B.       INVESTMENT RISKS

Speculative Investment

     The Shares are a very speculative investment. There can be no assurance that the Company will attain its objective and it is very likely that the Company will not be able to advance any business activities and Investors could lose their entire investments.

Arbitrary Purchase Price; No Market

     The purchase price for the Shares has been arbitrarily determined by the Company, and is not necessarily indicative of their value. No assurance is or can be given that the Shares, although transferable, could be sold for the purchase price, or for any amount. There currently is no market for resale of the Shares.

Restriction of Transferability

     While the Company believes that no restriction exists for the transfer of the Shares being offered by the Company, an investment in the Shares may be a long term investment. Investors who do not wish or who are not financially able to hold the Shares for a substantial period of time are advised against purchasing Shares. The Shares are not registered under the 1933 Act or under the securities laws of any state, but are being offered by the Company under the exemption from registration provided by Rule 505 under Regulation D and related state and foreign exceptions.

"Best Efforts" Offering

     The Shares are being offered on a "best efforts" basis by the Company. No person or entity is committed to purchase or take down any of the Shares offered pursuant to this Offering. No escrow account is maintained and no minimum amount is required to be sold. Funds will be available to the Company upon receipt.

Management and Operation Experience

     The Company's officers, directors and other personnel have engaged in a variety of businesses and have been involved in business financing, operations and marketing, but their experience in these fields is limited. There is no assurance that such experience will result in the success of the Company.

Other Risks

     No assurance can be given that the Company will be successful in achieving its stated objectives, that the Company's business is undertaken by the Company, will generate cash sufficient to operate the business of the Company or that other parties entering into agreements relating to the Company's business will meet their respective obligations.

Dividends

     The Company's Board of Directors presently intends to cause the Company to follow a policy of retaining earnings, if any, for the purpose of increasing the net worth and reserves of the Company. Therefore, there can be no assurance that any holder of Common Stock will receive any cash, stock or other dividends on his shares of Common Stock. Future dividends on Common Stock, if any, will depend on the future earnings, financing requirements and other factors.

Additional Securities Available for Issuance

     The Company's Certificate of Incorporation authorizes the issuance of 100,000,000 shares of Common Stock. At this time, 23,132,404 shares of common stock have been issued. Accordingly, including those purchasing the shares offered with the sale of these units, investors will be dependent upon the judgement of management in connection with the future issuance and sale of shares of the Company's capital stock, in the event purchasers can be found for such securities.

                                 USE OF PROCEEDS

     The Company will incur expenses in connection with the Offering in an amount anticipated not to exceed $5,000.00 for legal fees, accounting fees, filing fees, printing costs and other expenses. If the maximum number of Shares are sold, the Company anticipates that the net proceeds to it from the Offering will be as follows:

Maximum Item Shares Sold
          Gross Proceeds of Offering                               $1,500,000.00
     Offering Expenses
          Cost of Offering                                             $5,000.00

TOTAL PROCEEDS RECEIVED:                                           $1,495,000.00

     Operating Expenses
          Development of Internet assets & hiring new staff        $1,000,000.00
          Working Capital                                            $495,000.00

     TOTAL                                                         $1,495,000.00



NET FUNDS AVAILABLE TO COMPANY

     The Company  estimates  that the costs of the Offering  will be as follows:
(i) legal fees of approximately $1,000.00, (ii) accounting fees of approximately $500.00 and (iii) printing and other miscellaneous costs of approximately $3,500.00. A sales commissions will be paid only to NASD broker/dealers and no other person will receive any commissions or remuneration from the Company.

     The net proceeds of this offering, assuming all the Shares are sold, will be sufficient to sustain the planned marketing and development activities of the Company for a period of 6 months, depending upon the number of Shares sold in the offering and other factors. Even if all the Shares offered hereunder are sold, the Company will require additional capital in order to fund continued development activities and capital expenditures that must be made. The Company's business plan is based on the premise that additional funding will be obtained through funds generated from operations, the exercising of the options and warrants by shareholders, additional offerings of its securities, or other arrangements. There can be no assurance that any securities offerings will take place in the future, or that funds sufficient to meet any of the foregoing needs or plans will be raised from operations or any other source.

                            DESCRIPTION OF SECURITIES

     The following discussion describes the stock and other securities of the Company.

General

     The Company currently has 100,000,000 authorized common shares, par value $.00001 per share, of which 23,132,404 common shares were issued and outstanding as of the date of this Placement. All of the outstanding common shares of the Company are fully paid for and nonassessable.

Voting Rights

     Each share of the 23,132,404 shares of the Company's common stock held by its current shareholders is entitled to one vote at shareholders meetings.

Dividends

     The Company has never paid a dividend and does not anticipate doing so in the near future.

Options

     The Company currently has 2,460,000 options outstanding in relation to its common stock.

Miscellaneous Rights and Provisions

     Shares of the Company's common stock have no pre-emptive rights. The Shares do not have any conversion rights, no redemption or sinking fund provisions, and are not liable to further call or assessment. The Shares, when paid for by Investors, will be fully paid and nonassessable. Each share of the Company's common shares is entitled to a pro rata share in any asset available for distribution to holders of equity securities upon the liquidation of the Company.

                             TERMS OF THE OFFERING

     The Company is offering to qualified investors a maximum of 1,500,000 Shares (Units) at a purchase price of $1.00 per share of the Company's common stock, with two warrants that entitles the purchaser an additional two common shares when exercised at $1.00 per share on or before November 23rd, 2004. The Company may, in its sole discretion, terminate the offering at any time. The Offering will close on the earliest of December 1st, 1999 or the election of the Company when all of the Shares are sold, in no event later than December 1st, 1999. The minimum subscription is $100,000.00 (100,000 Shares) per Investor, although the Company, in its sole discretion, may accept subscriptions for lesser amounts.

Constitution of Shares

     Each Unit will consist of one fully paid and non-assessable common share in the capital stock ( the "Share" ) of the Company and the right to purchase one share purchase warrant ( the "Warrants" ) with terms as described below.

Terms of Warrants

     All Warrants will;

          (a) be comprised in one warrant certificate ( the "Warrant Certificate" ), registered in the name of the purchaser, representing an aggregate number of Warrants which be equal to twice the number of Units being acquired hereunder by the purchaser;

          (b)  be non-transferable;

          (c) will be subject to the terms and conditions which are adopted by the Company for the Warrants, which terms and conditions will, amongst other things.

               (i) provide for an adjustment in class and number of shares issuable pursuant to any exercise thereof upon the occurrence of certain events, including any subdivision, consolidation or re-classification of the shares, and

               (ii) not  provide  for any  adjustment  in the  number  of shares issuable pursuant to any exercise thereof in event of the Company issuing any other shares, warrants or options to acquire shares at prices either above, at or below the exercise price of Warrants;

          (d) and each Warrant will provide for the right to purchase one additional Share. The Warrant will be exercised in whole or in part from time to time at any time prior to 4:30 p.m. (PST) on November 23rd , 2004 at $1.00 per Share.

     The Shares are being offered and sold by the Company under the exemption from registration contained in Rule 505 under Regulation D and related exemptions from state registration requirements. Rule 505 permits the Company to offer and sell its stock in an amount not exceeding $5,000,000 to an unlimited number of persons. Until 1992, Rule 504(b)(2)(ii) imposed a limited disclosure obligation of all issuers such as the Company which was intended to ensure that investors in a Rule 505 transaction were clearly advised of the restricted character of the securities being offered for sale. This requirement was eliminated in July, 1992 at which time the Securities and Exchange Commission adopted an amendment to Rule 505 that eliminated all limitations on the manner of offering of stock under that rule and/or the resale of stock purchased in reliance on that rule. Therefore, following adoption of the 1992 amendment, the securities being offered and sold by the Company pursuant to the present Offering are available for immediate resale by nonaffiliates of the issuer.

     The Shares are being offered on a "best efforts" basis by the Company and certain expenses of the Offering will be paid from the proceeds of the Offering. The Company anticipates that such expenses will not exceed $5,000.00 as detailed in the Use of Proceeds.

              DIRECTORS, OFFICERS AND KEY PERSONNEL OF THE COMPANY

Officers and Directors

     The following information sets forth the names of the officers and directors of the Company, their present position with the Company and biographic information:

HARMEL S. RAYAT, Chairman, Director. Mr. Rayat has been in the venture capital industry since 1981 and since January 1993 has been the president of Hartford Capital Corporation, a company which specializes in providing early stage funding and investment banking services to emerging growth corporations. From January 1989 through December 1992 Mr. Rayat was the President and CEO of K.S. Rayat & Company, an investment banking and venture capital company, where he was responsible for research, due diligence and investment strategy in early stage, start-up venture capital investments. Mr. Rayat has been a director and President of the Company since March 1996.

KESAR S. DHALIWAL, President and Chief Executive Officer, Director. Mr. Dhaliwal has considerable international business management experience in North America, Asia and Europe. Between 1993 and just prior to joining American Alliance Corporation in December 1998, Mr. Dhaliwal lead two technology companies which developed and marketed real time Internet based information technology platforms to financial services institutions. From 1986 through 1993, Mr. Dhaliwal was the Chief Strategic Officer and Investment Officer for a large multi-national
Singapore based conglomerate. His duties included expanding the company's diverse operations into shipping, construction, hospitality and entertainment. From 1984 through 1986, Mr. Dhaliwal was president of an international hospitality company, where he developed and executed the company's expansion strategy from North America to Europe and Asia. From 1979 through 1984, Mr. Dhaliwal was the president of a company specializing in developing business partnerships and international trade between North America and the fashion industry in Japan, Korea, Taiwan, Singapore and India.

JASBINDER CHOHAN, Secretary /Treasurer, Director. Ms. Chohan has extensive sales, marketing and accounting experience with established, as well as start up corporations. Since January 1995, Ms. Chohan has been an account manager at an international packaging company. Between March 1991 and January 1995, Ms. Chohan handled all aspects of general accounting, administration, and employee relations at an growing advertising concern and for a holding company involved in recycling.

GURSH S. KUNDAN, Vice President, Business Development. Mr. Kundan has held senior positions with several financial service and technology organizations. From 1996 to 1998, Mr. Kundan was a senior vice president of a start up technology company where he was responsible for developing the technology for, and managing a service bureau operation which administered nine billion dollars of financial service assets for several financial planning firms. During his tenure, he also developed and implemented the firm's business plan and marketing strategy which lead to an increase in revenue from two hundred forty thousand to six million in two years. Between 1991 and 1996, Mr. Kundan worked for several financial institutions developing strategic initiatives to increase market share and profitability through marketing programs and process improvement projects. From 1989 to 1991, Mr. Kundan worked for a large information systems company and was responsible for several initiatives, including development of distributio channels, product marketing strategies and marketing research studies. Mr. Kundan holds a Bachelor of Business Administration Degree from Simon Fraser University, with a focus on marketing strategy, management information systems and operations.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information concerning the shares of Common Stock of the Company owned of record and beneficially held as of the date of this Memorandum by (i) each person known to the Company to own of record or beneficially 5% or more of the 7,595,600 outstanding shares of Common Stock of the Company, (ii) each Director of the Company, and (iii) all officers and directors of the Company as a group, as of the date of this Memorandum and adjusted to reflect share holdings after the sale of the maximum number of Shares offered hereby.

Ownership                No Shares           %         No Shares         %
Name & Position          Pre Issue                     Post Issue
Harmel S. Rayat          8,000,000         34.6%       8,000,000        32.5%



                    REMUNERATION OF DIRECTORS AND OFFICERS

     Directors of the Company who are also employees of the Company receive no additional compensation for their services as Directors. The Company intends, in the future, to pay Directors who are not employees of the Company, compensation of $500 per Director's Meeting, as well as reimbursements of any out of pocket expenses incurred in the Company's behalf.

                                     REPORTS

     The books and records of the Company will be maintained by the Company. The books of account and records shall be kept at the principal place of business of CancerOption.com, Inc. and each shareholder, or his duly authorized representatives, shall have upon giving ten (10) days prior notice, access during reasonable business hours to such books and records, and the right to inspect and copy them. Within 120 days after the close of each fiscal year, reports will be distributed to the shareholders which will include financial statements (including a balance sheet and statements of income, shareholder's equity, and cash flows) prepared in accordance with generally accepted accounting principals, with a reconciliation to the tax information supplementary supplied, accompanied by a copy of the accountant's report.

                                  LEGAL MATTERS

     Gary R. Blume, Esquire, 11801 North Tatum Blvd, Suite 108, Phoenix, Arizona, 85028 will pass upon certain matters for the Company.


                                   LITIGATION

     The Company is not presently involved in any material litigation or other legal proceedings.

                             ADDITIONAL INFORMATION

     In the opinion of the Board of Directors of the Company, this memorandum contains a fair presentation of the subjects discussed herein and does not contain a misstatement of material fact or fail to state a material fact necessary to make any statements made herein not misleading. Persons to whom offers are made will be furnished with such additional information concerning the Company and other matters discussed herein as they, or their purchaser representative or other advisors, may reasonably request. The Company shall, to the extent such information is available or can be acquired without unreasonable effort or expense, endeavour to provide the information to such persons. All offerees are urged to make such personal investigations, inspections or inquiries as they deem appropriate.

     Questions or requests for additional information may be directed to Mr. Harmel S. Rayat by calling (604) 659-5003. Requests for additional copies of this Memorandum or assistance in executing subscription documents may be directed to the Company.


                       STATE RESTRICTIONS AND DISCLOSURES
                      FOR UNREGISTERED SECURITIES OFFERINGS

NOTICE TO ARIZONA RESIDENTS:

These securities are being sold in reliance upon Arizona's Limited Offering exemption from registration pursuant to A.R.S. 44-1844.
THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE ARIZONA SECURITIES ACT, AS AMENDED, AND THEREFORE, CANNOT BE TRANSFERRED OR RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR AN EXEMPTION THEREFROM IS AVAILABLE.

As a purchaser of such securities hereby represent that I understand these securities cannot be resold without registration under the Arizona Securities Act or an exemption therefrom. I am not an underwriter within the meaning of A.R.S 44-1801(17), and I am acquiring these securities for myself, not for other persons. If qualifying as a non-accredited investor, I further represent that this investment does not exceed 20% of my net worth ( excluding principal residence, furnishings therein and personal automobiles).


NOTICE TO CALIFORNIA RESIDENTS:

These securities are being sold in reliance upon California's Limited Offering Exemption. 25102(f) of the California Code, as amended.

    SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS MEMORANDUM HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFROM PRIOR TO SUCH QUALIFICATIONS IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATIONS BY SECTION 25100, 25102 OR 26105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES. NOTICE TO COLORADO RESIDENTS:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981 BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981, IF SUCH REGISTRATION IS REQUIRED.

NOTICE TO NEW YORK RESIDENTS:

THIS PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION OF THE CONTRARY IS UNLAWFUL.

THIS PRIVATE PLACEMENT MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF MATERIAL FACT AND DOES NOT OMIT ANY MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPOSED TO BE SUMMARIZED HEREIN.


Purchaser Statement:

     I  understand  that this  Offering  of Shares has not been  reviewed by the
Attorney General of the State of New York because of the Offeror's representations that this intended to be a non-public Offering pursuant to the Regulation D Rule 504 or 505, and that if all of the conditions and limitations of Regulation D are not complied with, the Offering will be resubmitted to the Attorney General for amended exemption. I understand that any literature used in connection with this Offering has not been previously filed with the Attorney General and has not been reviewed by the Attorney General. This Investment Unit is being purchased for my own account for investment, and not for distribution or resale to others. I agree that I will not sell or otherwise transfer these securities unless they are registered under the Federal Securities Act of 1933 or unless an exemption from such registration is available. I represent that I have adequate means of providing for my current needs and possible personal contingencies of financial problems, and that I have no need for liquidity of this investment.

     It is understood that all documents, records and books pertaining to this investment have been made available to my attorney, my accountant, or my offeree representative and myself, and that, upon reasonable notice, the books and records of the issuer will be available for inspection by investors, at reasonable hours at the principal place of business.

                                    EXHIBITS

                              WhatsOnline.com, Inc.

                              SUBSCRIPTION DOCUMENT

1. The undersigned hereby subscribes for _____________ shares of common stock (hereinafter "Shares"), as described in the Private Offering Memorandum dated November 23rd, 1999 ("Memorandum"), of WhatsOnline.com, Inc., a Nevada corporation (the "Company"), being offered by the Company for a purchase price of $1.00 per Unit and tenders herewith the sum of $_________________ in payment therefor, together with tender of this Subscription Document.

2. The undersigned represents and warrants that he is a bona fide resident of the State of ______________ .

3    The undersigned acknowledges:

     a.   Receipt of a copy of the Private Offering Memorandum;

     b. That this subscription, if accepted by the Company, is legally binding and irrevocable;

     c.   That the Company has a very limited financial and operating history;

     d. That the Shares have not been registered under the Securities Act of 1933, as amended, in reliance upon exemptions contained in that Act, and that the Shares have not been registered under the securities acts of any state in reliance upon exemptions contained in certain state's securities laws; and

     e. That the representations and warranties provided in this Subscription Document are being relied upon by the Company as the basis for the exemption from the registration requirements of the Securities Act of 1933 and of the applicable state's securities laws.

4.   The undersigned represents and warrants as follows:

     a. That the undersigned subscriber is purchasing said Shares as an investment and said Shares are purchased solely for the undersigned's own account.

     b.   That  the   undersigned   subscriber  has  sufficient   knowledge  and
          experience in financial and business matters to evaluate the merits and risks of an investment in the Shares;

     c. That the undersigned subscriber is able to bear the economic risk of an investment in the Shares;

     d. That the undersigned subscriber has read and is thoroughly familiar with the Private Offering Memorandum and represents and warrants that he is aware of the high degree of risk involved in making investment in the Shares;

     e. That the undersigned subscriber's decision to purchase the Shares is based solely on the information contained in the Private Offering Memorandum and on written answers to such questions as he has raised concerning the transaction;

     f. That the undersigned subscriber is purchasing the Shares directly from the Company and understands that neither the Company nor the Offering is associated with; endorsed by nor related in any way with any investment company, national or local brokerage firm or broker dealer. The undersigned subscriber's decision to purchase the Shares is not based in whole or in part on any assumption or understanding that an investment company, national or local brokerage firm or other broker dealer is involved in any way in this Offering or has endorsed or otherwise recommended an investment in these Shares.

     g. That the undersigned subscriber has an investment portfolio of sufficient value that he could suitably absorb a high risk illiquid addition such as an investment in the Shares.

     h.   The  undersigned   further   represents   that  (INITIAL   APPROPRIATE
          CATEGORY):

          [ ] I am a natural person whose individual net worth, or joint worth with my spouse at the time of purchase, exceeds $200,000;

          [ ] I am a natural person who had an individual income in excess of $50,000 or joint income with my supose in excess of $50,000 in each of the two most recent years and who reasonably expects an income in excess of those amounts in the current year;

     i. That Regulation D requires the Company to conclude that each investor has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the shares, or to verify that the investor has retained the services of one or more purchaser representatives for the purpose of evaluating the risks of investment in the shares, and hereby represents and warrants that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the shares and of making an informed investment decision and will not require a purchaser representative.

5. The undersigned understands and agrees that this subscription is made subject to each of the following terms and conditions:

     a. The Company shall have the right to accept or reject this subscription, in whole or part, for any reason. Upon receipt of each Subscription Document, the Company shall have until December 31st, 1999 in which to accept or reject it. If no action is taken by the Company within said period, the subscription shall be deemed to have been accepted. In each case where the subscription is rejected, the Company shall return the entire amount tendered by the subscriber, without interest;

     b. That the undersigned subscriber will, from time to time, execute and deliver such documents or other instruments as may be requested by the Company in order to aid the Company in the consummation of the transactions contemplated by the Memorandum.

6. The undersigned hereby constitutes and appoints the Company, with full power of substitution, as attorney-in-fact for the purpose of executing and delivering, swearing to and filing, any documents or instruments related to or required to make any necessary clarifying or conforming changes in the Subscription Document so that such documentis correct in all respects.

7. As used herein, the singular shall include the plural and the masculine shall include the feminine where necessary to clarify the meaning of this Subscription Document. All terms not defined herein shall have the same meanings as in the Memorandum.

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Document this _____ day of ____________, 1999.


         Number of Shares            __________________

         Total amount tendered      $__________________

         INDIVIDUAL OWNERSHIP:        __________________________________________
                                              Name  ( Please Type or Print )

                                      __________________________________________
                                              Signature
                                         Social Security Number_________________




JOINT OWNERSHIP:                      __________________________________________
                                      Name  ( Please Type or Print )
                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Social Security Number

OTHER OWNERSHIP                       __________________________________________
                                      Name  ( Please Type or Print )
                                      By:_______________________________________
                                            ( Signature )

                                      __________________________________________
                                              Title

                                      __________________________________________
                                       Employer Identification Number

ADDRESS:____________________________________________________________________
                Street                        City       State          Zip
Phone (Residence)_____________________ ; Phone (Business) _____________________

     I,________________________________,    do   hereby    certify    that   the
representations made herein concerning my financial status are true, and that all other statements contained herein are true, accurate and complete to the best of my knowledge.

Date: ___________________ , 1999.


                                      __________________________________________
                                      Signature

                             CERTIFICATE OF DELIVERY

     I hereby acknowledge that I delivered the foregoing Subscription Document to _________________ on the _______ day of __________________ , 1999.




                                      __________________________________________
                                      Signature

                                   ACCEPTANCE

     This Subscription is accepted by WhatsOnline.com, Inc., as of the ______ day of ____________________ , 1999.



                                                     WhatsOnline.com, Inc.




                                      By :______________________________________
                                                     Director